Exhibit 99.2

FSP 50 SOUTH TENTH STREET CORP.

LIQUIDATING TRUST AGREEMENT

LIQUIDATING TRUST AGREEMENT (this “Trust Agreement”) made this 22nd day of August, 2014 (the “Effective Date”), by and between FSP Property Management LLC, a Massachusetts limited liability company (hereinafter referred to as the “Trustee”), on behalf of the holders of the Corporation’s capital stock, as grantors, and FSP 50 South Tenth Street Corp., a Delaware corporation (the “Corporation”).

Introduction

WHEREAS, the board of directors of the Corporation and the Corporation’s stockholders have approved the dissolution of the Corporation and the winding up of the Corporation’s affairs, the satisfaction of any outstanding obligations to its creditors and the distribution of the remaining assets, if any, of the Corporation to its stockholders in accordance with the priorities specified in the Corporation’s Certificate of Incorporation, as amended to date;

WHEREAS, the Plan of Complete Dissolution and Liquidation of the Corporation (the “Plan”), approved by the Corporation’s board of directors and stockholders, provides for the establishment of a liquidating trust in the discretion of the board of directors of the Corporation;

WHEREAS, in accordance with the Plan, the board of directors of the Corporation hereby desires to establish a liquidating trust in order to facilitate the winding up of the Corporation’s affairs;

WHEREAS, the Corporation shall distribute its remaining assets to the trust created hereby on behalf of the holders of the Corporation’s capital stock, as grantors of the trust created hereby (the “Stockholders”), in consideration of their tendering their shares for cancellation;

WHEREAS, in connection with such distribution, the trust created hereby agrees to assume all of the liabilities and obligations of the Corporation;

WHEREAS, the receipt by the former stockholders of a beneficial interest in the Liquidating Trust in exchange for their shares in the Corporation is intended to be treated as a distribution in complete liquidation pursuant to Sections 331 and 336 of the Internal Revenue Code of 1986, as amended; and

WHEREAS, the intent of the parties is that the Liquidating Trust be a “successor entity” to the Corporation, as such term is defined in Section 280(e) of the Delaware General Corporation Law (“DGCL”).

In consideration of the foregoing, the parties hereby agree as follows:

ARTICLE I

TRUST GENERALLY

1.     A trust (the “Trust”) is hereby created for the benefit of the Stockholders (the “Beneficiaries”). The Trustee of the Trust shall make distributions to the Beneficiaries as set forth in Article III of this Trust Agreement.

2.     The name of the Trust created by this Trust Agreement is FSP 50 South Tenth Street Corp. Liquidating Trust, and all documents and agreements pertaining to the Property (as defined below) or the Trust may be executed in that name.

3.     On such date as the Corporation shall determine following the filing by the Corporation of a Certificate of Dissolution pursuant to Section 275 of the DGCL, all “Property” of the Corporation and its estate shall be conveyed, assigned, transferred and granted to the Trustee, solely in its capacity as a Trustee, and the Trust and shall vest in the Trustee and the Trust. The term “Property” for the purposes of this Trust means:

a.	All causes of action, rights, claims and demands against any third parties, creditors, investors, individuals, insiders or other entities that the Corporation owns or has an interest in or can assert in any fashion since its formation, including without limitation all rights to distributions that the Corporation has from FSP 50 South Tenth Street LLC and all rights that the Corporation has to any distributions from the $1,645,000 escrow holdback account established pursuant to the Purchase and Sale Agreement dated as of June 25, 2014 between the Corporation and UNION INVESTMENT REAL ESTATE GmbH..
b.	Any and all of the Corporation’s money in the Corporation’s bank accounts or held by others on behalf of the Corporation and any other monies or sums to which the Corporation may be entitled hereafter.
c.	Any mortgages, deeds of trust, assignments of rents, interests or security agreements encumbering properties of third parties which liens, interests and encumbrances belong to or are entitled to be claimed by the Corporation or in which the Corporation has an interest.
d.	Any and all other tangible and intangible assets of the Corporation, including but not limited to, all proceeds from the disposition of any assets of the Corporation pursuant to agreements in effect on the date of this Trust Agreement, all accounts receivable, the proceeds of liquidation sales, tax refunds, insurance proceeds, recoveries from third parties, and all other assets and rights to payment of any kind, nature or description.
e.	Any and all claims, obligations and liabilities of the Corporation (the “Liabilities”).
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ARTICLE II

POWERS, DUTIES AND RESPONSIBILITIES OF TRUSTEE

1.     The Trustee shall promptly take such action as is necessary to liquidate to cash all Property and to collect on all actions vested in it and the Trust from the Corporation and its estate by such means as it deems advisable. The Trustee is hereby authorized to retain professionals, including attorneys, auctioneers and appraisers, and other agents for such purposes and to pay such professionals and agents out of the assets of the Trust.

2.     The Trustee is appointed for the primary purpose of liquidating and distributing the assets transferred to the Trust with no objective to continue or engage in the conduct of a trade or business. The Trustee shall make continuing efforts to dispose of the Trust’s assets, make timely distributions and not prolong the liquidation. The sole purpose of the Trust shall be to collect all outstanding assets of the Corporation and to liquidate the Trust corpus and discharge the liabilities transferred to it with no objective to continue or engage in the conduct of any trade or business. In no event shall the Trustee receive any property, make any distribution, satisfy or discharge any obligation, claim, liability, or expense or otherwise take any action which is inconsistent with a complete liquidation of the Corporation as that term is used and interpreted by Sections 331 and 336 of the Internal Revenue Code of 1986, as amended, the Treasury Regulations promulgated thereunder, and rulings, decisions and determinations of the Internal Revenue Service or any court of competent jurisdiction, or take any action that would jeopardize the status of the Trust as a liquidating trust for federal income tax purposes within the meaning of Treasury Regulation Section 301.7701-4(d). The Trust will not retain cash or other assets in excess of a reasonable amount to meet contingent or other liabilities. The Trust is not intended to be, shall not be deemed to be and shall not be treated as, a general partnership, limited partnership, joint venture, corporation, joint stock company or association, nor shall the Trustee or the Beneficiaries, or any of them, for any purposes be, or be deemed to be or treated in any way whatsoever to be, liable or responsible hereunder as partners or joint venturers. In no event shall any part of the Trust corpus revert or be distributed to the Corporation. Notwithstanding any other provision hereof, the Trustee is authorized and empowered to take only such action as is necessary or advisable to preserve the Trust corpus pending its distribution to the Beneficiaries, and the Trustee shall have no power or authority to enter into or engage in the conduct of any trade or business in respect of the Trust corpus. The Trustee shall generally have all of the powers incident to its position, including, without limitation, the power and authority to perform the following acts:

a.	Perfect and secure its right, title and interest to the assets comprising the Property;
b.	Sell and convert the Property to cash and distribute the net proceeds as specified herein;
c.	Manage and protect the Property and distribute the net proceeds, as specified herein;
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d.	Release, convey, abandon or assign any right, title or interest in or about the Property;
e.	Pay and discharge any costs, expenses, Trustee’s fees or obligations deemed necessary to preserve the Property or any part thereof or to preserve this Trust;
f.	Purchase insurance to protect from liability the Trustee;
g.	Establish one or more accounts in which shall be deposited exclusively funds held by it as Trustee and draw checks and make distributions therefrom;
h.	Employ and have such attorneys, accountants, agents, tax specialists, and other professionals as may be deemed necessary or appropriate;
i.	Exercise any and all powers granted to the Trustee by any agreements or by common law or any statute which serves to increase the extent of the powers granted to the Trustee hereunder;
j.	Take any action required or permitted by this Trust Agreement;
k.	Settle, compromise or adjust by arbitration or otherwise any disputes or controversies in favor or against the Trust or the Property on such terms as the Trustee may deem proper;
l.	Waive or release rights of any kind;
m.	Appoint, remove and act through agents, managers and employees and confer upon them such power and authority as may be necessary or advisable;
n.	Have instituted on behalf of the Trust and prosecute all suits and proceedings, including, without limitation, all claims or causes of actions which could be brought by or on behalf of the Corporation, and prosecute or defend all actions against or appeals on behalf of the Corporations;
o.	File any required tax returns and settle any claims;
p.	Enter into agreements or contracts; and
q.	Appoint any additional Trustees, in which event references in this Trust Agreement to “the Trustee” shall include any such additional Trustees and the Trustees shall take any action authorized hereunder by a majority of their number; and
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r.	In general, without in any manner limiting any of the foregoing, deal with the Property or any part or parts thereof in all other ways as would be lawful for any person owning the same to deal therewith, whether similar to or different from the ways above specified, at any time or times hereafter.

3.     The Trustee shall have full and complete authority to manage, do and perform all acts, execute all documents, agreements and instruments and to make all payments and distributions of funds that it deems necessary or appropriate to effectuate the provisions of this Trust Agreement.

4.     The Trustee shall have the power to invest funds of the Trust in demand and time deposits in any national bank, and to make temporary investments such as short-term certificates of deposit in such banks, Treasury bills and shares of money market mutual funds.

5.     In no case shall any party dealing with the Trustee in any manner whatsoever in relation to the Property or to any part or parts thereof, including but not limited to, any party to whom the Property or any part thereof shall be conveyed or contracted to be sold by the Trustee, be obligated to see to the application of any money or proceeds borrowed or advanced on said Property or be obligated to see that the provisions of this Trust Agreement have been complied with, or be obligated or privileged to inquire into the necessity or expediency of any act of the Trustee, or to inquire into any other limitation or restriction on the power and authority of the Trustee, but as to any party dealing with the Trustee in any manner whatsoever in relation to the Property, the power of the Trustee to act or otherwise deal with said Property shall be absolute.

6.     All costs, expenses and obligations incurred by the Trust or Trustee in administering this Trust or in any manner connected, incidental or related thereto shall be a charge against the Property and shall be paid or reserved for prior to a distribution to the Beneficiaries as herein provided. Any attorneys or other professionals employed by the Trustee shall receive reasonable compensation for their services rendered, based upon a reasonable hourly rate, and expenses incurred in the administration of the Trust shall be deemed earned from the commencement of the Trust, and shall be a charge against and paid out of the Property on the same basis as other costs, expenses and obligations of the Trust. Should any liability be asserted against the Trustee as the transferee of the Property or as a result of the assumption of the Liabilities, the Trustee may use such part of the Property as may be necessary in contesting any such liability or in payment thereof.

7.     The Trustee shall keep an accounting of receipts and distributions. Without limiting the foregoing:

(a)     As soon as practicable after the Effective Date, the Trustee will deliver, or cause to be delivered, to each Beneficiary a notice indicating such Beneficiary’s beneficial interest in the Trust and the contact details of the Trustee. As soon as practicable after the end of each tax year and after the date on which the Trust terminates, but in any event within 90 days after each such event, the Trustee shall submit a written report and account to the Beneficiaries showing (i) the Assets and Liabilities of the Trust at the end of such taxable year or date of termination and the receipts and disbursements of the Trust for such taxable year or period ending on the date of termination, prepared in accordance with generally accepted accounting principles, (ii) any changes in the Trust Assets and Liabilities that have not been previously reported, and (iii) any action taken by the Trustee in the performance of its duties under this Trust Agreement that it has not previously reported, and which, in its opinion, materially affects the Trust Assets or Liabilities.

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(b)      Whenever a material event relating to the Trust Assets occurs, the Trustee shall, within a reasonable period of time after such occurrence, prepare and issue a publicly available report describing such event. The occurrence of a material event need not be reported if an annual report pursuant to Section 2.7(a) will be issued at approximately the same time that a report pursuant to this Section 2.7(b) would be issued and such annual report describes the material event as it would be discussed in an interim report. The occurrence of a material event will be determined solely by the Trustee or as may be required by the rules and regulations promulgated by the United States Securities and Exchange Commission.

8.     The Trustee shall have no personal liability for any of the Liabilities. No recourse shall ever be had, directly or indirectly, against the Trustee personally or against the Beneficiaries or any of them or against any employee of or professional retained by the Trustee, by legal or equitable proceedings or by virtue of any statute or otherwise, on any deed of trust, mortgage, pledge, note, nor upon any promise, contract, instrument, undertaking, obligation, covenant or agreement whatsoever executed by the Trustee under this Trust or by it for any purpose authorized by this Trust, it being expressly understood and agreed that all such liabilities, covenants and agreements of the Trustee or any such employee, whether in writing or otherwise, under this Trust shall be enforceable only against and be satisfied only out of the Property or such part thereof as shall under the terms of any such agreement be liable therefor or shall be evidence only of a right of payment out of the income and proceeds of the Property, as the case may be; and every undertaking, contract, covenant or agreement entered into in writing by the Trustee shall provide expressly against the personal liability of the Trustee.

9.     All of the decisions and determinations (including determinations of the meaning of any ambiguity in this Trust Agreement) of the Trustee made in good faith and in the exercise of reasonable business judgment shall be conclusive and binding on the Beneficiaries. The Trustee shall not be personally liable to any Beneficiary or any other party for any act it may do or omit to do as trustee hereunder while acting in good faith, except for its own gross negligence or willful misconduct. The fact that any such act or omission was advised, directed or approved by an attorney acting as attorney for this Trust shall be conclusive evidence of such good faith.

10.     The Trustee may resign at any time by giving written notice to the Beneficiaries and such resignation shall be effective upon the date provided in such notice.

11.     The Trustee may be removed, with or without cause, by a majority-in-interest (as defined in Section 7 of Article V below) of the Beneficiaries.

12.     In case of death, resignation or removal of the Trustee, any remaining Trustee or, if there is none, a majority-in-interest of Beneficiaries may appoint a successor. Such successor Trustee shall execute an instrument accepting such appointment hereunder and shall file such acceptance with the Trust records. Thereupon, such successor Trustee shall, without any further act, become vested with all the estates, properties, rights, powers, trusts and duties of the predecessor in the Trust, and assume all of its Liabilities, with like effect as if originally named herein.

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ARTICLE III

TERM OF TRUST AND PAYMENTS TO BENEFICIARIES

1.     This Trust shall be effective as of the Effective Date and shall remain and continue in full force and effect until the Property subject to the Trust has been wholly converted to cash and all costs, expenses and obligations incurred in administering this Trust have been fully paid and discharged and all remaining income and proceeds of the Property have been distributed to the Beneficiaries. This Trust shall terminate upon the final distribution of such income and proceeds of the Property to the Beneficiaries. The Trustee will make continuing efforts to dispose of the Property, make timely distributions and not unduly prolong the duration of the Trust. Notwithstanding anything contained herein, the Trust shall terminate not later than three years from the Effective Date; provided however that the Trustee may in its reasonable discretion extend the term of the Trust for up to two additional one-year periods.

2.     Payments, if any, from the assets of the Trust shall be made to the creditors of the Corporation and to the Beneficiaries under the Trust, from time to time, pursuant to the provisions of, and in the priority set forth, in the Plan. The Trust is required to distribute net proceeds from the sale of assets and income from investments to known Beneficiaries at least annually, except to the extent the Trustee determines that the Trust needs to retain a reasonable amount of such proceeds or income to meet claims and contingent liabilities.

3.     No Beneficiary shall have power to dispose of his, her or its beneficial interest in the Trust, except by will, intestate succession or operation of law, and any beneficial interest transferred by will, intestate succession or operation of law will thereafter be subject to such transfer restrictions. Neither the Trustee, the Trust, the Corporation nor any of their respective affiliates will take any actions to facilitate or encourage any trading in the beneficial interests in the Trust or in any instrument or interest tied to the value of the beneficial interests in the Trust.

4.     Ownership of a beneficial interest in the Trust shall not entitle any Beneficiary to any title in or to the Property as such, or to any right to prosecute individually the same, or to require an accounting from the Trustee except as specifically required by the terms of this Trust Agreement. The Trustee may require any Beneficiary to surrender all certificates representing shares of the Corporation’s capital stock held by such Beneficiary as a condition to the receipt of any distribution from the Trust.

5.     Subject to Section 3 above, the beneficial interest of each of the Beneficiaries in the Trust shall be equal to their respective interests in the proceeds of the liquidation of the Corporation as of the time of transfer of the Property to the Trust. The Trustee may rely on the books and records of the Corporation’s transfer agent for the names, addresses and ownership percentages of the Beneficiaries. The Trustee may treat the person or entity in whose name an interest is registered on such books and records as the owner thereof for the purposes of receiving distributions from the Trustee and for all other purposes.

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ARTICLE IV

INDEMNITY

1.     The Trust shall, to the maximum extent permitted by law, indemnify the Trustee against, and hold the Trustee harmless as to, any and all claims, causes of action and liabilities, including all expenses and defense costs (including reasonable attorneys’ fees), arising out of or in connection with its service as trustee under this Trust Agreement or any acts or omissions taken or omitted to be taken as trustee under this Trust Agreement, except to the extent that it is finally determined that the Trustee did not act in good faith or such actions or omissions constitute gross negligence or willful misconduct on the part of the Trustee. In the event that any legal proceeding is instituted against the Trustee, as trustee or personally, on account of any actions or omissions taken by the Trustee, then prior to the final disposition of such action, the Trustee shall be entitled to cause the Trust to advance to the Trustee such fees and costs as are reasonably incurred by the Trustee in defending against such action, provided the Trustee first:

a.	executes an instrument attesting to the fact that it believes it has acted in good faith and has not taken any actions constituting gross negligence or willful misconduct, and
b.	executes an instrument whereby it promises to reimburse to the Trust such advanced amounts, without interest, in the event that the final disposition of such action includes a finding that the Trustee has failed to act in good faith, was grossly negligent or took any action constituting willful misconduct in connection with the Trust.

2.     No bond shall be required of the Trustee to secure the proper performance of its duties and obligations hereunder.

ARTICLE V

MISCELLANEOUS

1.     Governing Law. The Trust created hereby shall be construed, regulated and administered under the laws of the State of Delaware.

2.     Headings. Each heading preceding an article, section or paragraph of this Trust Agreement is inserted for convenience only and shall not affect interpretation or construction of this Trust Agreement.

3.     Partial Invalidity. If any provision of this Trust Agreement shall for any reason be held invalid or unenforceable by any court, governmental agency or arbitrator of competent jurisdiction, such invalidity or unenforceability shall not affect any other provision hereof, and this Trust Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

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4.     Conflict of Provisions. To the extent that any provision of this Trust Agreement conflicts with, or is in any way inconsistent with, the terms and conditions of the Plan, the terms and conditions of the Plan shall govern and control.

5.     Entire Agreement. This Trust Agreement and the Plan constitute the entire agreement by and among the parties, and there are no representations, warranties, covenants or obligations except as set forth herein or in the Plan. This Trust Agreement, together with the Plan, supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, written or oral, of the parties hereto relating to the subject matter hereof. Except as otherwise expressly provided herein or in the Plan, nothing in this Trust Agreement is intended, nor shall be construed, to confer upon or give to any person other than the parties hereto and the Beneficiaries any rights or remedies under or by reason of this Trust Agreement.

6.     No Waiver. Any failure or delay on the part of the Trustee to exercise any right or remedy conferred upon it pursuant to this Trust Agreement shall not affect such right or remedy, nor shall it constitute the Trustee’s waiver of such right or remedy. Similarly, the resort to one form of remedy by the Trustee shall not constitute a waiver of any alternative remedies available to it under this Trust Agreement.

7.     Amendment and Waiver. Any material provision of this Trust Agreement may be amended or waived by the Trustee, subject to the approval of Beneficiaries owning a majority of the outstanding shares of Preferred Stock of the Corporation as of the effectiveness of the Certificate of Dissolution of the Corporation (a “majority-in-interest”), present in person or by proxy at a meeting of Beneficiaries at which there is a quorum. Non-material amendments to this Trust Agreement may be made, as necessary to clarify this Trust Agreement or enable the Trustee to effectuate the terms of this Trust Agreement, by the Trustee. Notwithstanding this Section, any amendments to this Trust Agreement shall not be inconsistent with the purpose and intention of the Trust to liquidate in an expeditious but orderly manner the Property in accordance with Treasury Regulation 301.7701-4(d) and the Plan.

8.     Filing Documents. A copy of this Trust Agreement and all amendments thereof shall be filed in an office of the Trustee, or an agent thereof, and shall be available at all times for inspection by any Beneficiary or its duly authorized representative.

9.     Exculpatory Provisions and Survival Thereof. Whether or not expressly therein so provided, any and all exculpatory provisions, immunities and indemnities, and any limitations and negations of liability contained in this Trust Agreement, in each case inuring to the benefit of the Trustee shall survive (i) the termination of this Trust Agreement, and (ii) as to any person who has served as Trustee, the resignation or removal of such person as Trustee.

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10.     Meeting of Beneficiaries. Meetings of the Beneficiaries may be called at any time and from time to time for the purpose of taking any action which Beneficiaries are permitted to take under the terms of this Trust Agreement or under applicable law. The Trustee may at any time call a meeting of the Beneficiaries to be held at such time and at such place as the Trustee shall determine. Notice of any meeting of the Beneficiaries shall be given by the Trustee. Such notice shall set forth the time and place of the meeting and in general terms the action to be proposed at the meeting and shall be mailed not more than 60 nor less than 10 days before the meeting is to be held to all of the Beneficiaries as of a record date not more than 60 days before the date of the meeting. Each Beneficiary as of the record date shall be entitled to vote at a meeting of the Beneficiaries, either in person or by his, her or its proxy duly authorized in writing. At any meeting of Beneficiaries, the presence of a majority-in-interest of the Beneficiaries shall constitute a quorum. The signature of the Beneficiary on such written authorization need not be witnessed or notarized. The Trustee may establish such rules and regulations as it deems advisable for the conduct of any meeting of Beneficiaries.

11.     Counterparts. This Trust Agreement may be executed in any number of counterparts, each of which, when so executed and delivered by a party hereto, shall be deemed an original, and all of which counterparts, when combined, shall constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, we have executed this Trust Agreement, this 22nd day of August, 2014.

FSP PROPERTY MANAGEMENT LLC,

as Trustee and not individually

By: /s/ Janet P. Notopoulos

Title: Janet P. Notopoulos

FSP 50 SOUTH TENTH STREET CORP.

By: /s/ George J. Carter

Title: George J. Carter President

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